EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Third Quarter 2024 Financial Results and Declares Dividend

HONOLULU, Hawaii October 25, 2024--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended September 30, 2024.

“I’m happy to report that we had a very good third quarter,” said Bob Harrison, Chairman, President, and CEO. “Net interest income and noninterest income increased over the prior quarter, expenses were well controlled and credit quality remained excellent. I’m also pleased to report that during the third quarter, Moody’s reviewed and reaffirmed all of First Hawaiian Bank’s long-term credit and deposit ratings.”

On October 23, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on November 29, 2024, to stockholders of record at the close of business on November 18, 2024.

Third Quarter 2024 Highlights:

●	Net income of $61.5 million, or $0.48 per diluted share
●	Total loans and leases decreased $118.5 million versus the prior quarter
●	Total deposits decreased $91.1 million versus the prior quarter
●	Net interest margin increased 3 basis points to 2.95%
●	Recorded a $7.4 million provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $23.8 billion as of September 30, 2024, a decrease of $211.5 million, or 0.9%, from $24.0 billion as of June 30, 2024.

Gross loans and leases were $14.2 billion as of September 30, 2024, a decrease of $118.5 million, or 0.8%, from $14.4 billion as of June 30, 2024.

Total deposits were $20.2 billion as of September 30, 2024, a decrease of $91.1 million, or 0.4%, from $20.3 billion as of June 30, 2024.

Net Interest Income

Net interest income for the third quarter of 2024 was $156.7 million, an increase of $3.9 million, or 2.5%, compared to $152.9 million for the prior quarter.

The net interest margin was 2.95% in the third quarter of 2024, an increase of 3 basis points compared to 2.92% in the prior quarter.

Provision Expense

During the quarter ended September 30, 2024, we recorded a $7.4 million provision for credit losses. In the quarter ended June 30, 2024, we recorded a $1.8 million provision for credit losses.

Noninterest Income

Noninterest income was $53.3 million in the third quarter of 2024, an increase of $1.5 million compared to noninterest income of $51.8 million in the prior quarter.

Noninterest Expense

Noninterest expense was $126.1 million in the third quarter of 2024, an increase of $4.1 million compared to noninterest expense of $122.1 million in the prior quarter.

The efficiency ratio was 59.8% and 59.2% for the quarters ended September 30, 2024 and June 30, 2024, respectively.

Taxes

The effective tax rate was 19.6% and 23.3% for the quarters ended September 30, 2024 and June 30, 2024, respectively.

Asset Quality

The allowance for credit losses was $163.7 million, or 1.15% of total loans and leases, as of September 30, 2024, compared to $160.5 million, or 1.12% of total loans and leases, as of June 30, 2024. The reserve for unfunded commitments was $33.7 million as of September 30, 2024 compared to $33.4 million as of June 30, 2024. Net charge-offs were $3.9 million, or 0.11% of average loans and leases on an annualized basis, for the quarter ended September 30, 2024, compared to net charge-offs of $2.5 million, or 0.07% of average loans and leases on an annualized basis, for the quarter ended June 30, 2024. Total non-performing assets were $17.8 million, or 0.13% of total loans and leases and other real estate owned, as of September 30, 2024, compared to $18.0 million, or 0.13% of total loans and leases and other real estate owned, as of June 30, 2024.

Capital

Total stockholders' equity increased $97.7 million in the third quarter, and stood at $2.6 billion on September 30, 2024 and June 30, 2024.

The tier 1 leverage, common equity tier 1 and total capital ratios were 9.14%, 13.03% and 14.25%, respectively, on September 30, 2024, compared with 9.03%, 12.73% and 13.92%, respectively, on June 30, 2024.

The Company did not repurchase any shares in the third quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.

To access the call by phone, participants will need to click on the following registration link:

https://register.vevent.com/register/BIec8273f35cc340bcb13d27eae17d127b, register for the conference call, and then you will receive the dial-in number and a personalized PIN code. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024.

Use of Non-GAAP Financial Measures

Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 14 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share data)	2024	2024	2023	2024	2023
Operating Results:
Net interest income	$156,707	$152,851	$157,148	$463,985	$484,334
Provision for credit losses	7,400	1,800	7,500	15,500	21,300
Noninterest income	53,288	51,768	46,097	156,427	142,468
Noninterest expense	126,147	122,086	119,383	377,046	358,831
Net income	61,492	61,921	58,221	177,633	187,481
Basic earnings per share	0.48	0.48	0.46	1.39	1.47
Diluted earnings per share	0.48	0.48	0.46	1.38	1.47
Dividends declared per share	0.26	0.26	0.26	0.78	0.78
Dividend payout ratio	54.17%	54.17%	56.52%	56.52%	53.06%
Performance Ratios(1):
Net interest margin	2.95%	2.92%	2.86%	2.93%	2.96%
Efficiency ratio	59.77%	59.22%	58.31%	60.38%	56.86%
Return on average total assets	1.02%	1.04%	0.93%	0.99%	1.01%
Return on average tangible assets (non-GAAP)(2)	1.06%	1.08%	0.97%	1.03%	1.06%
Return on average total stockholders' equity	9.45%	9.91%	9.76%	9.37%	10.72%
Return on average tangible stockholders' equity (non-GAAP)(2)	15.35%	16.42%	16.84%	15.43%	18.68%
Average Balances:
Average loans and leases	$14,304,806	$14,358,049	$14,349,402	$14,325,065	$14,238,309
Average earning assets	21,328,882	21,247,707	22,060,480	21,352,739	22,040,704
Average assets	24,046,696	23,958,913	24,727,893	24,064,208	24,699,826
Average deposits	20,367,805	20,308,028	21,212,102	20,415,746	21,245,055
Average stockholders' equity	2,588,806	2,512,471	2,367,422	2,532,911	2,337,292
Market Value Per Share:
Closing	23.15	20.76	18.05	23.15	18.05
High	26.18	22.68	22.59	26.18	28.28
Low	20.28	19.48	17.41	19.48	15.08

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share data)	2024	2024	2023	2023
Balance Sheet Data:
Loans and leases	$14,241,370	$14,359,899	$14,353,497	$14,332,335
Total assets	23,780,285	23,991,791	24,926,474	24,912,524
Total deposits	20,227,702	20,318,832	21,332,657	21,511,489
Short-term borrowings	250,000	500,000	500,000	500,000
Total stockholders' equity	2,648,034	2,550,312	2,486,066	2,351,009

Per Share of Common Stock:
Book value	$20.71	$19.94	$19.48	$18.42
Tangible book value (non-GAAP)(2)	12.92	12.16	11.68	10.62

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.13%	0.13%	0.13%	0.10%
Allowance for credit losses for loans and leases / total loans and leases	1.15%	1.12%	1.09%	1.08%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	13.03%	12.73%	12.39%	12.21%
Tier 1 Capital Ratio	13.03%	12.73%	12.39%	12.21%
Total Capital Ratio	14.25%	13.92%	13.57%	13.38%
Tier 1 Leverage Ratio	9.14%	9.03%	8.64%	8.45%
Total stockholders' equity to total assets	11.14%	10.63%	9.97%	9.44%
Tangible stockholders' equity to tangible assets (non-GAAP)(2)	7.25%	6.76%	6.23%	5.67%

Non-Financial Data:
Number of branches	48	48	50	50
Number of ATMs	273	272	275	294
Number of Full-Time Equivalent Employees	2,022	2,032	2,089	2,087

(1)	Except for the efficiency ratio, amounts are annualized for the three and nine months ended September 30, 2024 and 2023 and three months ended June 30, 2024.
(2)	Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. For a reconciliation to the most directly comparable GAAP financial measure, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
Interest income
Loans and lease financing	$205,682	$202,068	$194,098	$607,594	$551,777
Available-for-sale investment securities	12,850	14,143	18,426	41,539	55,208
Held-to-maturity investment securities	16,937	17,575	18,271	52,305	55,510
Other	14,527	11,148	9,004	38,444	20,054
Total interest income	249,996	244,934	239,799	739,882	682,549
Interest expense
Deposits	87,500	85,609	74,651	257,252	176,006
Short-term and long-term borrowings	5,397	5,953	6,838	17,303	20,057
Other	392	521	1,162	1,342	2,152
Total interest expense	93,289	92,083	82,651	275,897	198,215
Net interest income	156,707	152,851	157,148	463,985	484,334
Provision for credit losses	7,400	1,800	7,500	15,500	21,300
Net interest income after provision for credit losses	149,307	151,051	149,648	448,485	463,034
Noninterest income
Service charges on deposit accounts	7,783	7,793	7,524	23,122	22,001
Credit and debit card fees	17,533	15,861	15,748	49,567	47,507
Other service charges and fees	11,790	11,036	9,546	32,730	27,764
Trust and investment services income	9,077	9,426	9,742	28,857	28,804
Bank-owned life insurance	4,502	3,360	1,872	12,148	10,263
Other	2,603	4,292	1,665	10,003	6,129
Total noninterest income	53,288	51,768	46,097	156,427	142,468
Noninterest expense
Salaries and employee benefits	59,563	57,737	55,937	176,562	169,873
Contracted services and professional fees	14,634	16,067	16,393	46,440	50,204
Occupancy	6,945	7,377	6,711	21,263	22,047
Equipment	13,078	13,196	11,826	39,687	32,562
Regulatory assessment and fees	3,412	3,814	4,149	15,346	11,661
Advertising and marketing	1,813	1,765	2,289	6,190	6,174
Card rewards program	8,678	8,719	8,358	25,905	24,124
Other	18,024	13,411	13,720	45,653	42,186
Total noninterest expense	126,147	122,086	119,383	377,046	358,831
Income before provision for income taxes	76,448	80,733	76,362	227,866	246,671
Provision for income taxes	14,956	18,812	18,141	50,233	59,190
Net income	$61,492	$61,921	$58,221	$177,633	$187,481
Basic earnings per share	$0.48	$0.48	$0.46	$1.39	$1.47
Diluted earnings per share	$0.48	$0.48	$0.46	$1.38	$1.47
Basic weighted-average outstanding shares	127,886,167	127,867,853	127,609,860	127,820,737	127,552,255
Diluted weighted-average outstanding shares	128,504,035	128,262,594	127,936,440	128,362,433	127,897,829

Consolidated Balance Sheets	Table 3
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except share amount)	2024	2024	2023	2023
Assets
Cash and due from banks	$252,209	$290,501	$185,015	$246,028
Interest-bearing deposits in other banks	820,603	824,258	1,554,882	967,400
Investment securities:
Available-for-sale, at fair value (amortized cost: $2,290,781 as of September 30, 2024, $2,379,004 as of June 30, 2024, $2,558,675 as of December 31, 2023 and $3,172,031 as of September 30, 2023)	2,055,959	2,067,956	2,255,336	2,722,704
Held-to-maturity, at amortized cost (fair value: $3,475,143 as of September 30, 2024, $3,401,006 as of June 30, 2024, $3,574,856 as of December 31, 2023 and $3,433,029 as of September 30, 2023)	3,853,697	3,917,175	4,041,449	4,104,114
Loans held for sale	—	2,820	190	—
Loans and leases	14,241,370	14,359,899	14,353,497	14,332,335
Less: allowance for credit losses	163,700	160,517	156,533	154,795
Net loans and leases	14,077,670	14,199,382	14,196,964	14,177,540

Premises and equipment, net	287,036	283,762	281,461	277,805
Accrued interest receivable	81,875	82,512	84,417	84,327
Bank-owned life insurance	490,135	486,261	479,907	477,698
Goodwill	995,492	995,492	995,492	995,492
Mortgage servicing rights	5,236	5,395	5,699	5,855
Other assets	860,373	836,277	845,662	853,561
Total assets	$23,780,285	$23,991,791	$24,926,474	$24,912,524
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$13,427,674	$13,461,365	$13,749,095	$13,612,493
Noninterest-bearing	6,800,028	6,857,467	7,583,562	7,898,996
Total deposits	20,227,702	20,318,832	21,332,657	21,511,489
Short-term borrowings	250,000	500,000	500,000	500,000
Retirement benefits payable	100,448	101,304	103,285	99,685
Other liabilities	554,101	521,343	504,466	450,341
Total liabilities	21,132,251	21,441,479	22,440,408	22,561,515

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 141,735,601 / 127,886,167 shares as of September 30, 2024, issued/outstanding: 141,728,446 / 127,879,012 shares as of June 30, 2024, issued/outstanding: 141,340,539 / 127,618,761 shares as of December 31, 2023 and issued/outstanding: 141,330,663 / 127,609,934 shares as of September 30, 2023)	1,417	1,417	1,413	1,413
Additional paid-in capital	2,558,158	2,554,795	2,548,250	2,545,659
Retained earnings	915,062	887,176	837,859	823,895
Accumulated other comprehensive loss, net	(452,658)	(519,132)	(530,210)	(648,731)
Treasury stock (13,849,434 shares as of September 30, 2024, 13,849,434 shares as of June 30, 2024, 13,721,778 shares as of December 31, 2023 and 13,720,729 shares as of September 30, 2023)	(373,945)	(373,944)	(371,246)	(371,227)
Total stockholders' equity	2,648,034	2,550,312	2,486,066	2,351,009
Total liabilities and stockholders' equity	$23,780,285	$23,991,791	$24,926,474	$24,912,524

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2024			June 30, 2024			September 30, 2023
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,020.4	$13.9	5.40%	$773.4	$10.5	5.45%	$608.6	$8.2	5.36%
Available-for-Sale Investment Securities
Taxable	2,062.6	12.8	2.48	2,100.7	14.1	2.69	2,834.6	18.4	2.59
Non-Taxable	1.5	—	5.06	1.5	—	5.76	2.3	—	5.48
Held-to-Maturity Investment Securities
Taxable	3,288.2	13.8	1.67	3,358.2	14.4	1.71	3,544.1	15.0	1.70
Non-Taxable	602.3	3.7	2.46	602.9	4.0	2.64	604.3	4.1	2.66
Total Investment Securities	5,954.6	30.3	2.03	6,063.3	32.5	2.15	6,985.3	37.5	2.14
Loans Held for Sale	2.2	—	5.64	1.0	—	6.58	0.4	—	6.63
Loans and Leases(1)
Commercial and industrial	2,165.3	38.0	6.98	2,201.6	38.1	6.96	2,123.5	35.7	6.66
Commercial real estate	4,278.3	71.6	6.67	4,305.6	71.5	6.68	4,381.8	71.4	6.47
Construction	1,040.7	20.3	7.74	984.8	18.5	7.57	873.7	15.5	7.05
Residential:
Residential mortgage	4,204.5	40.4	3.84	4,229.4	40.1	3.80	4,316.3	40.1	3.72
Home equity line	1,158.5	13.2	4.52	1,164.2	12.6	4.35	1,154.0	10.1	3.45
Consumer	1,035.3	18.7	7.19	1,054.1	17.7	6.74	1,172.8	18.3	6.19
Lease financing	422.2	4.0	3.72	418.3	4.3	4.09	327.3	3.7	4.48
Total Loans and Leases	14,304.8	206.2	5.74	14,358.0	202.8	5.67	14,349.4	194.8	5.39
Other Earning Assets	46.9	0.7	5.83	52.0	0.7	5.25	116.8	0.8	2.64
Total Earning Assets(2)	21,328.9	251.1	4.69	21,247.7	246.5	4.66	22,060.5	241.3	4.35
Cash and Due from Banks	242.3			240.4			276.0
Other Assets	2,475.5			2,470.8			2,391.4
Total Assets	$24,046.7			$23,958.9			$24,727.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$5,963.1	$23.6	1.57%	$6,000.4	$23.4	1.57%	$5,982.5	$19.2	1.27%
Money Market	4,179.5	31.9	3.04	4,076.7	30.6	3.02	3,907.2	24.7	2.51
Time	3,327.3	32.0	3.83	3,284.3	31.6	3.87	3,362.7	30.8	3.63
Total Interest-Bearing Deposits	13,469.9	87.5	2.58	13,361.4	85.6	2.58	13,252.4	74.7	2.23
Other Short-Term Borrowings	451.1	5.4	4.76	500.0	6.0	4.79	113.1	1.5	5.17
Long-Term Borrowings	—	—	—	—	—	—	440.2	5.3	4.83
Other Interest-Bearing Liabilities	22.4	0.4	6.97	38.2	0.5	5.48	89.1	1.2	5.17
Total Interest-Bearing Liabilities	13,943.4	93.3	2.66	13,899.6	92.1	2.66	13,894.8	82.7	2.36
Net Interest Income		$157.8			$154.4			$158.6
Interest Rate Spread(3)			2.03%			2.00%			1.99%
Net Interest Margin(4)			2.95%			2.92%			2.86%
Noninterest-Bearing Demand Deposits	6,897.9			6,946.6			7,959.7
Other Liabilities	616.6			600.2			506.0
Stockholders' Equity	2,588.8			2,512.5			2,367.4
Total Liabilities and Stockholders' Equity	$24,046.7			$23,958.9			$24,727.9

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.1 million, $1.5 million and $1.5 million for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Average Balances and Interest Rates						Table 5
	Nine Months Ended			Nine Months Ended
	September 30, 2024			September 30, 2023
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$884.6	$35.9	5.43%	$493.6	$18.8	5.10%
Available-for-Sale Investment Securities
Taxable	2,124.4	41.5	2.61	2,964.0	54.8	2.47
Non-Taxable	1.6	0.1	5.49	13.0	0.5	5.57
Held-to-Maturity Investment Securities
Taxable	3,354.0	42.7	1.70	3,615.0	46.0	1.70
Non-Taxable	602.9	11.7	2.58	608.9	11.9	2.62
Total Investment Securities	6,082.9	96.0	2.10	7,200.9	113.2	2.10
Loans Held for Sale	1.3	0.1	6.11	0.3	—	6.11
Loans and Leases(1)
Commercial and industrial	2,177.2	113.3	6.95	2,193.8	104.3	6.35
Commercial real estate	4,302.4	213.4	6.62	4,224.7	194.6	6.16
Construction	983.6	56.2	7.63	874.0	45.4	6.95
Residential:
Residential mortgage	4,232.6	122.5	3.86	4,312.4	117.6	3.64
Home equity line	1,164.9	37.8	4.34	1,116.4	27.9	3.35
Consumer	1,057.6	54.4	6.87	1,194.1	53.2	5.95
Lease financing	406.8	11.9	3.90	322.9	10.5	4.34
Total Loans and Leases	14,325.1	609.5	5.68	14,238.3	553.5	5.19
Other Earning Assets	58.8	2.5	5.69	107.6	1.3	1.53
Total Earning Assets(2)	21,352.7	744.0	4.65	22,040.7	686.8	4.16
Cash and Due from Banks	242.4			273.3
Other Assets	2,469.1			2,385.8
Total Assets	$24,064.2			$24,699.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,007.6	$70.5	1.57%	$6,144.1	$49.1	1.07%
Money Market	4,067.5	91.3	3.00	3,857.0	58.6	2.03
Time	3,312.3	95.5	3.85	2,921.8	68.3	3.12
Total Interest-Bearing Deposits	13,387.4	257.3	2.57	12,922.9	176.0	1.82
Federal Funds Purchased	—	—	—	23.0	0.8	4.45
Other Short-Term Borrowings	483.6	17.3	4.78	176.5	6.8	5.15
Long-Term Borrowings	—	—	—	349.8	12.5	4.78
Other Interest-Bearing Liabilities	31.1	1.3	5.75	62.1	2.1	4.63
Total Interest-Bearing Liabilities	13,902.1	275.9	2.65	13,534.3	198.2	1.96
Net Interest Income		$468.1			$488.6
Interest Rate Spread(3)			2.00%			2.20%
Net Interest Margin(4)			2.93%			2.96%
Noninterest-Bearing Demand Deposits	7,028.4			8,322.2
Other Liabilities	600.8			506.0
Stockholders' Equity	2,532.9			2,337.3
Total Liabilities and Stockholders' Equity	$24,064.2			$24,699.8

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $4.1 million and $4.2 million for the nine months ended September 30, 2024 and 2023, respectively.
(3)	Interest rate spread is the difference between the average yield on earning assets and the average rate paid on interest-bearing liabilities, on a fully taxable-equivalent basis.
(4)	Net interest margin is net interest income annualized for the nine months ended September 30, 2024 and 2023, on a fully taxable-equivalent basis, divided by average total earning assets.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended September 30, 2024
	Compared to June 30, 2024
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$3.5	$(0.1)	$3.4
Available-for-Sale Investment Securities
Taxable	(0.2)	(1.1)	(1.3)
Held-to-Maturity Investment Securities
Taxable	(0.3)	(0.3)	(0.6)
Non-Taxable	—	(0.3)	(0.3)
Total Investment Securities	(0.5)	(1.7)	(2.2)
Loans and Leases
Commercial and industrial	(0.3)	0.2	(0.1)
Commercial real estate	—	0.1	0.1
Construction	1.3	0.5	1.8
Residential:
Residential mortgage	(0.2)	0.5	0.3
Home equity line	—	0.6	0.6
Consumer	(0.3)	1.3	1.0
Lease financing	—	(0.3)	(0.3)
Total Loans and Leases	0.5	2.9	3.4
Other Earning Assets	(0.1)	0.1	—
Total Change in Interest Income	3.4	1.2	4.6

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.2	0.2
Money Market	1.0	0.3	1.3
Time	0.6	(0.2)	0.4
Total Interest-Bearing Deposits	1.6	0.3	1.9
Other Short-Term Borrowings	(0.5)	(0.1)	(0.6)
Other Interest-Bearing Liabilities	(0.2)	0.1	(0.1)
Total Change in Interest Expense	0.9	0.3	1.2
Change in Net Interest Income	$2.5	$0.9	$3.4

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended September 30, 2024
	Compared to September 30, 2023
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$5.6	$0.1	$5.7
Available-for-Sale Investment Securities
Taxable	(4.8)	(0.8)	(5.6)
Held-to-Maturity Investment Securities
Taxable	(1.0)	(0.2)	(1.2)
Non-Taxable	—	(0.4)	(0.4)
Total Investment Securities	(5.8)	(1.4)	(7.2)
Loans and Leases
Commercial and industrial	0.7	1.6	2.3
Commercial real estate	(1.8)	2.0	0.2
Construction	3.2	1.6	4.8
Residential:
Residential mortgage	(1.0)	1.3	0.3
Home equity line	—	3.1	3.1
Consumer	(2.3)	2.7	0.4
Lease financing	0.9	(0.6)	0.3
Total Loans and Leases	(0.3)	11.7	11.4
Other Earning Assets	(0.7)	0.6	(0.1)
Total Change in Interest Income	(1.2)	11.0	9.8

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	4.5	4.4
Money Market	1.8	5.4	7.2
Time	(0.3)	1.5	1.2
Total Interest-Bearing Deposits	1.4	11.4	12.8
Other Short-Term Borrowings	4.0	(0.1)	3.9
Long-Term Borrowings	(2.6)	(2.7)	(5.3)
Other Interest-Bearing Liabilities	(1.1)	0.3	(0.8)
Total Change in Interest Expense	1.7	8.9	10.6
Change in Net Interest Income	$(2.9)	$2.1	$(0.8)

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Analysis of Change in Net Interest Income			Table 8
	Nine Months Ended September 30, 2024
	Compared to September 30, 2023
(dollars in millions)	Volume	Rate	Total (1)
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$15.8	$1.3	$17.1
Available-for-Sale Investment Securities
Taxable	(16.3)	3.0	(13.3)
Non-Taxable	(0.4)	—	(0.4)
Held-to-Maturity Investment Securities
Taxable	(3.3)	—	(3.3)
Non-Taxable	(0.1)	(0.1)	(0.2)
Total Investment Securities	(20.1)	2.9	(17.2)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and industrial	(0.8)	9.8	9.0
Commercial real estate	3.7	15.1	18.8
Construction	6.1	4.7	10.8
Residential:
Residential mortgage	(2.2)	7.1	4.9
Home equity line	1.3	8.6	9.9
Consumer	(6.5)	7.7	1.2
Lease financing	2.5	(1.1)	1.4
Total Loans and Leases	4.1	51.9	56.0
Other Earning Assets	(0.8)	2.0	1.2
Total Change in Interest Income	(0.9)	58.1	57.2

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(1.1)	22.5	21.4
Money Market	3.4	29.3	32.7
Time	9.9	17.3	27.2
Total Interest-Bearing Deposits	12.2	69.1	81.3
Federal Funds Purchased	(0.4)	(0.4)	(0.8)
Other Short-Term Borrowings	11.0	(0.5)	10.5
Long-Term Borrowings	(6.3)	(6.2)	(12.5)
Other Interest-Bearing Liabilities	(1.2)	0.4	(0.8)
Total Change in Interest Expense	15.3	62.4	77.7
Change in Net Interest Income	$(16.2)	$(4.3)	$(20.5)

(1)	The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.

Loans and Leases				Table 9
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2024	2024	2023	2023
Commercial and industrial	$2,110,077	$2,208,690	$2,165,349	$2,101,442
Commercial real estate	4,265,289	4,305,017	4,340,243	4,387,751
Construction	1,056,249	1,017,649	900,292	885,112
Residential:
Residential mortgage	4,187,060	4,216,416	4,283,315	4,303,924
Home equity line	1,159,823	1,159,833	1,174,588	1,167,388
Total residential	5,346,883	5,376,249	5,457,903	5,471,312
Consumer	1,030,044	1,027,104	1,109,901	1,154,203
Lease financing	432,828	425,190	379,809	332,515
Total loans and leases	$14,241,370	$14,359,899	$14,353,497	$14,332,335

Deposits				Table 10
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2024	2024	2023	2023
Demand	$6,800,028	$6,857,467	$7,583,562	$7,898,996
Savings	5,896,029	6,055,051	6,445,084	6,028,308
Money Market	4,129,381	4,111,609	3,847,853	3,923,054
Time	3,402,264	3,294,705	3,456,158	3,661,131
Total Deposits	$20,227,702	$20,318,832	$21,332,657	$21,511,489

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More				Table 11
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2024	2024	2023	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$934	$1,084	$970	$988
Commercial real estate	152	3,085	2,953	—
Construction	—	447	—	—
Total Commercial Loans	1,086	4,616	3,923	988
Residential Loans:
Residential mortgage	9,103	7,273	7,620	7,435
Home equity line	7,645	6,124	7,052	6,200
Total Residential Loans	16,748	13,397	14,672	13,635
Total Non-Accrual Loans and Leases	17,834	18,013	18,595	14,623
Total Non-Performing Assets	$17,834	$18,013	$18,595	$14,623

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$529	$110	$494	$289
Commercial real estate	568	—	300	170
Total Commercial Loans	1,097	110	794	459
Residential mortgage	931	1,820	—	1,430
Consumer	2,515	1,835	2,702	1,681
Total Accruing Loans and Leases Past Due 90 Days or More	$4,543	$3,765	$3,496	$3,570

Total Loans and Leases	$14,241,370	$14,359,899	$14,353,497	$14,332,335

Allowance for Credit Losses and Reserve for Unfunded Commitments	Table 12
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Balance at Beginning of Period	$193,930	$194,649	$184,780	$192,138	$177,735
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(1,178)	(677)	(784)	(2,764)	(2,572)
Commercial real estate	(400)	—	—	(400)	—
Total Commercial Loans	(1,578)	(677)	(784)	(3,164)	(2,572)
Residential Loans:
Residential mortgage	—	—	—	—	(122)
Home equity line	—	—	—	—	(272)
Total Residential Loans	—	—	—	—	(394)
Consumer	(4,192)	(4,182)	(3,665)	(13,228)	(12,963)
Total Loans and Leases Charged-Off	(5,770)	(4,859)	(4,449)	(16,392)	(15,929)
Recoveries on Loans and Leases Previously Charged-Off
Commercial and industrial	160	250	2,637	621	3,175
Residential Loans:
Residential mortgage	31	28	53	89	110
Home equity line	86	112	303	242	539
Total Residential Loans	117	140	356	331	649
Consumer	1,560	1,950	1,746	5,199	5,640
Total Recoveries on Loans and Leases Previously Charged-Off	1,837	2,340	4,739	6,151	9,464
Net Loans and Leases (Charged-Off) Recovered	(3,933)	(2,519)	290	(10,241)	(6,465)
Provision for Credit Losses	7,400	1,800	7,500	15,500	21,300
Balance at End of Period	$197,397	$193,930	$192,570	$197,397	$192,570
Components:
Allowance for Credit Losses	$163,700	$160,517	$154,795	$163,700	$154,795
Reserve for Unfunded Commitments	33,697	33,413	37,775	33,697	37,775
Total Allowance for Credit Losses and Reserve for Unfunded Commitments	$197,397	$193,930	$192,570	$197,397	$192,570
Average Loans and Leases Outstanding	$14,304,806	$14,358,049	$14,349,402	$14,325,065	$14,238,309
Ratio of Net Loans and Leases Charged-Off (Recovered) to Average Loans and Leases Outstanding(1)	0.11%	0.07%	(0.01)%	0.10%	0.06%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.15%	1.12%	1.08%	1.15%	1.08%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	9.18x	8.91x	10.59x	9.18x	10.59x

(1)	Annualized for the three and nine months ended September 30, 2024 and 2023 and three months ended June 30, 2024.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$100,174	$82,175	$191,861	$256,997	$20,866	$266,720	$1,026,457	$13,396	$1,958,646
Special Mention	303	1	7,327	48	398	1,371	18,239	—	27,687
Substandard	—	—	8,251	219	358	2,033	32,296	—	43,157
Other (1)	10,797	10,542	7,779	3,074	1,052	1,723	45,620	—	80,587
Total Commercial and Industrial	111,274	92,718	215,218	260,338	22,674	271,847	1,122,612	13,396	2,110,077
Current period gross charge-offs	—	578	333	89	221	1,543	—	—	2,764

Commercial Real Estate
Risk rating:
Pass	118,884	347,480	810,746	649,133	325,887	1,774,529	87,188	7,760	4,121,607
Special Mention	3,587	2,261	7,537	41,384	3,306	11,973	7,815	—	77,863
Substandard	—	—	54,984	1,003	—	9,548	149	—	65,684
Other (1)	—	—	—	—	—	135	—	—	135
Total Commercial Real Estate	122,471	349,741	873,267	691,520	329,193	1,796,185	95,152	7,760	4,265,289
Current period gross charge-offs	—	—	—	—	—	400	—	—	400

Construction
Risk rating:
Pass	61,677	246,176	361,974	241,212	58,820	46,344	4,484	—	1,020,687
Special Mention	—	—	—	—	—	164	—	—	164
Other (1)	4,970	9,468	12,022	3,575	1,199	3,463	701	—	35,398
Total Construction	66,647	255,644	373,996	244,787	60,019	49,971	5,185	—	1,056,249
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Lease Financing
Risk rating:
Pass	126,380	105,523	66,764	15,483	23,133	89,254	—	—	426,537
Special Mention	—	42	100	300	5	—	—	—	447
Substandard	4,899	602	343	—	—	—	—	—	5,844
Total Lease Financing	131,279	106,167	67,207	15,783	23,138	89,254	—	—	432,828
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Commercial Lending	$431,671	$804,270	$1,529,688	$1,212,428	$435,024	$2,207,257	$1,222,949	$21,156	$7,864,443
Current period gross charge-offs	$—	$578	$333	$89	$221	$1,943	$—	$—	$3,164

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2024	2023	2022	2021	2020	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$113,307	$206,224	$504,141	$956,983	$503,160	$1,129,857	$—	$—	$3,413,672
680 - 739	11,614	28,638	65,128	109,018	66,719	157,263	—	—	438,380
620 - 679	1,519	1,792	22,921	19,854	11,651	37,979	—	—	95,716
550 - 619	—	896	3,703	6,707	2,269	15,751	—	—	29,326
Less than 550	—	286	2,380	3,818	2,959	5,569	—	—	15,012
No Score (3)	543	7,117	16,923	10,512	5,553	52,526	—	—	93,174
Other (2)	8,148	12,786	16,721	14,776	11,222	30,022	8,105	—	101,780
Total Residential Mortgage	135,131	257,739	631,917	1,121,668	603,533	1,428,967	8,105	—	4,187,060
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	930,909	1,730	932,639
680 - 739	—	—	—	—	—	—	167,097	1,137	168,234
620 - 679	—	—	—	—	—	—	36,540	985	37,525
550 - 619	—	—	—	—	—	—	14,514	581	15,095
Less than 550	—	—	—	—	—	—	4,477	571	5,048
No Score (3)	—	—	—	—	—	—	1,282	—	1,282
Total Home Equity Line	—	—	—	—	—	—	1,154,819	5,004	1,159,823
Current period gross charge-offs	—	—	—	—	—	—	—	—	—

Total Residential Lending	$135,131	$257,739	$631,917	$1,121,668	$603,533	$1,428,967	$1,162,924	$5,004	$5,346,883
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—	$—

Consumer Lending
FICO:
740 and greater	71,777	71,423	94,710	51,952	18,512	10,435	121,278	128	440,215
680 - 739	51,651	51,667	49,864	23,959	9,995	7,497	77,278	525	272,436
620 - 679	21,223	20,604	21,700	12,515	5,155	5,577	35,665	851	123,290
550 - 619	4,116	7,348	9,802	5,983	2,862	3,862	12,674	825	47,472
Less than 550	1,071	3,266	6,247	3,999	1,783	2,492	4,836	525	24,219
No Score (3)	2,291	117	47	—	7	8	42,658	205	45,333
Other (2)	—	—	296	911	101	981	74,790	—	77,079
Total Consumer Lending	$152,129	$154,425	$182,666	$99,319	$38,415	$30,852	$369,179	$3,059	$1,030,044
Current period gross charge-offs	$385	$1,403	$2,107	$1,085	$518	$2,234	$4,952	$544	$13,228

Total Loans and Leases	$718,931	$1,216,434	$2,344,271	$2,433,415	$1,076,972	$3,667,076	$2,755,052	$29,219	$14,241,370
Current period gross charge-offs	$385	$1,981	$2,440	$1,174	$739	$4,177	$4,952	$544	$16,392

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score. As of September 30, 2024, the majority of the loans in this population were current.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating. As of September 30, 2024, the majority of the loans in this population were current.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 14
	For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Income Statement Data:
Net income	$61,492	$61,921	$58,221	$177,633	$187,481

Average total stockholders' equity	$2,588,806	$2,512,471	$2,367,422	$2,532,911	$2,337,292
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,593,314	$1,516,979	$1,371,930	$1,537,419	$1,341,800

Average total assets	$24,046,696	$23,958,913	$24,727,893	$24,064,208	$24,699,826
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$23,051,204	$22,963,421	$23,732,401	$23,068,716	$23,704,334

Return on average total stockholders' equity(1)	9.45%	9.91%	9.76%	9.37%	10.72%
Return on average tangible stockholders' equity (non-GAAP)(1)	15.35%	16.42%	16.84%	15.43%	18.68%

Return on average total assets(1)	1.02%	1.04%	0.93%	0.99%	1.01%
Return on average tangible assets (non-GAAP)(1)	1.06%	1.08%	0.97%	1.03%	1.06%

	As of	As of	As of	As of
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2023
Balance Sheet Data:
Total stockholders' equity	$2,648,034	$2,550,312	$2,486,066	$2,351,009
Less: goodwill	995,492	995,492	995,492	995,492
Tangible stockholders' equity	$1,652,542	$1,554,820	$1,490,574	$1,355,517

Total assets	$23,780,285	$23,991,791	$24,926,474	$24,912,524
Less: goodwill	995,492	995,492	995,492	995,492
Tangible assets	$22,784,793	$22,996,299	$23,930,982	$23,917,032

Shares outstanding	127,886,167	127,879,012	127,618,761	127,609,934

Total stockholders' equity to total assets	11.14%	10.63%	9.97%	9.44%
Tangible stockholders' equity to tangible assets (non-GAAP)	7.25%	6.76%	6.23%	5.67%

Book value per share	$20.71	$19.94	$19.48	$18.42
Tangible book value per share (non-GAAP)	$12.92	$12.16	$11.68	$10.62

(1)	Annualized for the three and nine months ended September 30, 2024 and 2023 and three months ended June 30, 2024.